EXHIBIT 10b1

                             AMERICAN BRANDS, INC.*

                     Non-Employee Director Stock Option Plan

1. Purpose of Plan

     The purpose of this Non-Employee Director Stock Option Plan (the "Plan") is to enable American Brands, Inc. ("American") to attract and retain Eligible Directors (as defined below) of outstanding ability by making it possible to offer them the opportunity to acquire shares of common stock of American and thereby further align their interests with those of other stockholders of American.


2. Definitions

     As used in the Plan, the following words shall have the following meanings:

     (a) "Board of Directors" means the Board of Directors of American;

     (b) "Committee" means the Nominating and Corporate Governance Committee of the Board of Directors;

     (c) "Common Stock" means common stock of American;

     (d) "Eligible Director" means:

          (i) A person who becomes a member of the Board of Directors, after the date of adoption of this Plan by the stockholders of American and is not at the time of receipt of an Option hereunder a full-time employee of American or a Subsidiary; or

          (ii) Any current director of American who is not a full-time employee of American or a Subsidiary who irrevocably elects to cease to accrue benefits under American's retirement benefit plan for non-employee directors for so long as the Company maintains this Plan or a successor plan hereto; or

          (iii) Any current or future director of American who ceases to serve as an employee of American or a Subsidiary and to whom the Committee determines in its sole discretion to grant options.

     (e) "Exchange Act" means the Securities Exchange Act of 1934, as amended;

     (f) "Limited Right" means a right to receive cash in lieu of the exercise of an Option as set forth in Section 7(b);

     (g) "Option" means a stock option to purchase shares of Common Stock which is intended not to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code;

     (h) "Option Agreement" means an agreement between American and a Participant that sets forth the terms, conditions and limitations applicable to an Option;

     (i) "Participant" means a person to whom one or more Options have been granted that have not all been forfeited or terminated under the Plan;


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     (j) "Retirement" means retirement from service as a member of the Board of
Directors by an Eligible Director after five or more years of service as an Eligible Director; and

     (k) "Subsidiary" means any corporation other than American in an unbroken chain of corporations beginning with American if each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the voting stock in one of the other corporations in such chain.

* References to American Brands, Inc. or American shall mean Fortune Brands, Inc. or Fortune, as the case may be, in the event that the stockholders of American Brands, Inc. approve changing the name of American Brands, Inc. to Fortune Brands, Inc.


3. Administration of Plan

     The Plan shall be administered by the Committee whose members shall be appointed by the Board of Directors and consisting of at least two members of the Board of Directors. Members of the Committee shall qualify to administer the Plan for purposes of Rule 16b-3 (and any other applicable rule) promulgated under Section 16(b) of the Exchange Act. The Committee may adopt its own rules of procedure, and the action of a majority of the Committee, taken at a meeting, or taken without a meeting by unanimous written consent of the members of the Committee, shall constitute action by the Committee. The Committee shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules.


4. Granting of Options

     Subject to all the terms and conditions of the Plan, each Eligible Director shall be granted an Option covering 2,000 shares of Common Stock per year for services as a non-employee director during such year, such grant to be made on the date of the Annual Meeting of stockholders of American during such year. To be entitled to receive such Option with respect to any year, an Eligible Director must be serving as a director of American immediately following such Annual Meeting. Notwithstanding the foregoing, if at the scheduled time of grant, the General Counsel of American determines, in such Counsel's sole determination, that American is in possession of material, undisclosed information about American, then the annual grant of Options hereunder shall be suspended until the second day after (a) public dissemination of such information or (b) the day in such General Counsel's sole determination the information is no longer material, and the exercise price, exercisability date and term of option shall be determined by reference to such later date. Options under the Plan may be in such form and contain such terms, conditions and limitations as the Committee may determine. The terms, conditions and limitations of each Option under the Plan shall be set forth in an Option Agreement, in a form approved by the Committee, consistent, however, with the terms of the Plan.


5. Grant of Options

     (a) The terms and conditions with respect to each Option granted under the Plan shall be consistent with the following:


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          (i) The Option price per share shall not be less than fair market value at the time the Option is granted.

          (ii) Exercise of the Option shall be conditioned upon the Participant named therein having remained as an Eligible Director of American for at least one year after the date of the grant of the Option; provided, however, that this condition shall not be applicable in the event of the death of the Participant or as otherwise provided in Section 7(b). The Option shall be exercisable in whole or in part from time to time during the period beginning at the completion of the required time stated in the Option Agreement and ending at the expiration of ten years from the date of grant of the Option, unless an earlier expiration date shall be stated in the Option or the Option shall cease to be exercisable pursuant to Section 5(a)(iv) or because of the exercise of the Limited Right pertaining thereto as provided in Section 7(b).

          (iii) Payment in full of the Option price shall be made upon exercise of each Option and may be made in cash, by the delivery of shares of Common Stock with a fair market value equal to the Option price, provided the Participant has held such shares for a period of at least one year, or by a combination of cash and such shares that have been held by the Participant for a period of at least one year whose fair market value together with such cash shall equal the Option price. The Committee may also permit Participants, either on a selective or aggregate basis, simultaneously to exercise Options and sell the shares of Common Stock thereby acquired pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such shares.

          (iv) If a Participant's status as an Eligible Director ceases other than by reason of the Participant's death, disability or Retirement, the Participant's Option shall terminate and cease to be exercisable 30 days after such cessation of service except as otherwise provided in Section 7(b). If a Participant's status as an Eligible Director terminates by reason of death, disability or Retirement, the Participant's Option shall continue to be exercisable until the expiration date stated in the Option Agreement, provided that an Option may be exercised within one year from the date of death even if later than such expiration date.

          (v) Each Option shall contain a Limited Right to receive cash in lieu of shares under the circumstances set forth in Section 7(b).

     (b) The holder of an Option who decides to exercise the Option in whole or in part shall give notice to the Secretary of American of such exercise in writing on a form approved by the Committee. Any exercise shall be effective as of the date specified in the notice of exercise, but not earlier than the date the notice of exercise, together with payment in full of the Option price, is actually received and in the hands of the Secretary of American.


6. Limitations and Conditions

     (a) The total number of shares of Common Stock that may be made subject to Options under the Plan is 125,000 shares. Such total number of shares may consist, in whole or in part, of unissued shares or reacquired shares. The foregoing number of shares may be increased or decreased by the events set forth in Section 7(a). In the event that American or a Subsidiary makes an acquisition or is a party to a merger or consolidation and American assumes the options or other awards consistent with the purpose of this Plan of the


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company acquired, merged or consolidated which are administered pursuant to this
Plan, shares of Common Stock subject to the assumed options or other awards shall not count as part of the total number of shares of Common Stock that may be made subject to Options under this Plan.

     (b) Any shares that have been made subject to an Option that cease to be subject to the Option (other than by reason of exercise or payment of the Option) shall again be available for grant and shall not be considered as having been theretofore made subject to option.

     (c) No Option shall be granted under the Plan after December 31, 2001, but the terms of Options granted on or before the expiration thereof may extend beyond such expiration. At the time an Option is granted or amended or the terms or conditions of an Option are changed, the Committee may provide for limitations or conditions on such Option.

     (d) No Option or portion thereof shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, except that an Option may be transferred by gift to any member of the Participant's immediate family or to a trust for the benefit of such immediate family members, if permitted in the applicable Option Agreement. During the lifetime of the Participant, an Option shall be exercisable only by the Participant unless it has been transferred to a member of the Participant's immediate family or to a trust for the benefit of such immediate family members, in which case it shall be exercisable only by such transferee. For the purpose of this provision, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

     (e) No person who receives an Option under the Plan shall have any rights of a stockholder as to shares under option until, after proper exercise of the Option, such shares have been recorded on American's official stockholder records as having been issued or transferred.

     (f) American shall not be obligated to deliver any shares until they have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange upon which outstanding shares of such class at the time are listed nor until there has been compliance with such laws or regulations as American may deem applicable. American shall use its best efforts to effect such listing and compliance. No fractional shares shall be delivered.

     (g) Nothing herein shall be deemed to create the right in any Eligible Director to remain a member of the Board of Directors, to be nominated for reelection or to be reelected as such or, after claiming to be such a member, to receive any Options under the Plan to which he or she is not already entitled with respect to any year.


7. Stock Adjustments, Change in Control and Divestitures

     (a) In the event of any merger, consolidation, stock or other non-cash dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares, reorganization or recapitalization or change in capitalization, or any other similar corporate event, the Committee may make such adjustments in (i) the aggregate number of shares subject to the Plan and
(ii) the number and kind of shares that are subject to any Option (including any Option outstanding after cessation of director status) and the Option price per share without any change in the aggregate Option price to be paid therefor upon exercise of the Option; provided, however, no adjustment to any Option granted hereunder shall be made in the event American spins-off to its

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stockholders the international tobacco operations of Gallaher Limited and its subsidiaries except that adjustments may be made to any Options granted prior to such spin-off. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

     (b) (i) In the event of a Change in Control (as defined in Section 7(b)(iii)), then each Option held by a Participant that is not then exercisable shall become immediately exercisable and shall remain exercisable as provided in
Section 5 notwithstanding anything to the contrary in the first sentence of
Section 5(a)(ii). In addition, unless the Committee otherwise determines at the time of grant or at any time thereafter but prior to such Change in Control, each Limited Right outstanding at the time of such Change in Control shall be deemed to be automatically exercised as of the date of such Change in Control or as of such other date during the 60-day period beginning on the date of such Change in Control as the Committee may determine prior to such Change in Control. In the event that the Limited Right is not automatically exercised, the Participant may during the 60-day period beginning on the date of the Change in Control (such 60 day period being herein referred to as the "Limited Right Exercise Period"), in lieu of exercising such Option in whole or in part, exercise the Limited Right (or part thereof) pertaining to such Option. Such Participant, whether the exercise is pursuant to his election or automatic pursuant to the terms hereof, shall be entitled to receive in cash an amount determined by multiplying the number of shares subject to such Option (or part thereof) by the amount by which the exercise price of each share is exceeded by the greater of (x) the highest purchase price per share paid for the shares of American beneficially acquired in the transaction or series of transactions resulting in the Change in Control by the person or persons deemed to have acquired control pursuant to the Change in Control and (y) the highest fair market value of shares of Common Stock during the Limited Right Exercise Period prior to the time of exercise. A Limited Right shall be exercised in whole or in part by giving written notice of such exercise on a form approved by the Committee to the Secretary of American, except that no such written notice shall be required in the event such Limited Right is automatically exercised pursuant to the terms hereof. The exercise shall be effective as of the date specified in the notice of exercise, but not earlier than the date the notice of exercise is actually received and in the hands of the Secretary of American. In the event the last day of a Limited Right Exercise Period shall fall on a day that is not a business day, then the last day thereof shall be deemed to be the next following business day. To the extent an Option is exercised in whole or in part, the Limited Right in respect of such Option shall terminate and cease to be exercisable. To the extent a Limited Right is exercised in whole or in part, the Option (or part thereof) to which such Limited Right pertains shall terminate and cease to be exercisable.

     (ii) Notwithstanding anything to the contrary in the first sentence of
Section 5(a)(ii) or in 5(a)(iv), the provisions of this Section 7(b)(ii) will be applicable in the event of a termination of a Participant's status of a member of the Board of Directors on or after a Change in Control and prior to the expiration of the Limited Right Exercise Period applicable thereto. No Option or Limited Right held by a Participant shall terminate or cease to be exercisable as a result of his termination as a member of the Board of Directors on or after a Change in Control and prior to the expiration of the Limited Right Exercise Period applicable thereto, but shall be exercisable throughout the Limited Right Exercise Period applicable thereto; provided, however, that in no event shall any Option be exercisable after ten years from its date of grant (except in the event of death as provided in Section 5(a)(iv)).


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     (iii) A "Change in Control" shall be deemed to have occurred if (A) any person (as that term is used in Sections 13(d) and 14(d) of the Exchange Act, as in effect on January 28, 1997) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder, as in effect on January 28, 1997) of stock of American entitled to cast more than 20% of the votes at the time entitled to be cast generally for the election of directors, (B) more than 50% of the members of the Board of Directors shall not be Continuing Directors (which term, as used herein, means the directors of American (x) who are members of the Board of Directors on January 28, 1997 or (y) who subsequently became directors of American and who were elected or designated to be candidates for election as nominees of the Board of Directors, or whose election or nomination for election by American's stockholders was otherwise approved, by a vote of a majority of the Continuing Directors then on the Board of Directors), (C) American shall be merged or consolidated with, or, in any transaction or series of transactions, substantially all of the business or assets of American shall be sold or otherwise acquired by, another corporation or entity and, as a result thereof, either (1) the stockholders of American immediately prior thereto shall not directly or indirectly have at least 50% or more of the combined voting power of the surviving, resulting or transferee corporation or entity immediately thereafter or (2) any person (as that term is used in Sections 13(d) and 14(d) of the Exchange Act, as in effect on January 28, 1997) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder, as in effect on January 28,
1997) of more than 20% of combined voting power of the surviving, resulting or transferee corporation or entity, or (D) any change in control of American shall have occurred of a nature that would be required to be reported in response to
Item 1(a) of Form 8-K promulgated under the Exchange Act as in effect on January 28, 1997, regardless of whether American is at the time of such change in control subject to the reporting requirement thereof. Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred if an acquisition of stock that would otherwise constitute a Change in Control pursuant to clause (A) or (D) of the preceding sentence is made by American or a Subsidiary, by any corporation in a merger or consolidation that does not constitute a Change in Control pursuant to clause (C) of the preceding sentence or by any employee benefit plan (or related trust) sponsored or maintained by American or a Subsidiary.


8. Amendment and Termination

     (a) The Board of Directors shall have the power to amend the Plan. It shall not, however, except as otherwise provided in the Plan, increase the maximum number of shares authorized for the Plan, nor change the class of eligible recipients to other than Eligible Directors, nor reduce the basis upon which the minimum Option price is determined, nor extend the period within which Options under the Plan may be granted, nor provide for an Option that is exercisable more than ten years from the date it is granted except in the event of death. It shall have no power to change the terms of any Option theretofore granted under the Plan so as to impair the rights of a Participant without the consent of the Participant whose rights would be affected by such change except to the extent, if any, provided in the Plan or in the Option.

     (b) The Board of Directors may suspend or terminate the Plan at any time. No such suspension or termination shall affect Options or Limited Rights then in effect.

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9. Foreign Options

     (a) The Committee may grant Options to Eligible Directors who are subject to the tax laws of nations other than the United States, which Options may have terms and conditions that differ from the terms thereof as provided elsewhere in the Plan for the purpose of complying with the foreign tax laws.

     (b) The terms and conditions of Options granted under Section 9(a) may differ from the terms and conditions which the Plan would require to be imposed upon Options if the Committee determines that the grants are desirable to promote the purposes of the Plan for the Eligible Directors identified in
Section 9(a); provided that the Committee may not grant such Options that do not comply with the limitations of Section 8(a).


10. Withholding Taxes

     American shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of American to deliver shares upon the exercise of an Option, that the Participant pay to American such amount as may be requested by American for the purpose of satisfying any liability for such withholding taxes. Any Option Agreement may provide that the Participant may elect, in accordance with any conditions set forth in such Option Agreement, to pay any withholding taxes in shares of Common Stock.


11. Effective Date

     The Plan shall be subject to and effective upon its approval by the stockholders of American.